                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) JUNE 14, 2006


  AMERICAN EXPRESS              AMERICAN EXPRESS              AMERICAN EXPRESS
    RECEIVABLES                   RECEIVABLES                    RECEIVABLES
    FINANCING                     FINANCING                       FINANCING
  CORPORATION II              CORPORATION III LLC            CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE       13-3854638   333-130508-03    DELAWARE       20-0942395    333-130508     DELAWARE      20-0942445   333-130508-02
  (State or       (I.R.S.     (Commission     (State or        (I.R.S.     (Commission     (State or       (I.R.S.    (Commission
    Other         Employer    File Number)      Other          Employer     File Number)     Other        Employer    File Number)
Jurisdiction  Identification                Jurisdiction   Identification                Jurisdiction   Identification
     of           Number)                         of           Number)                         of           Number)
Incorporation                               Incorporation                                Incorporation
     or                                           or                                           or
Organization)                               Organization)                                Organization)

    200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
        MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
     NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
          (212) 640-2000                                (801) 945-2030                                (801) 945-2068

                                      (Address, Including Zip Code, and Telephone Number,
                              Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On June 14, 2006, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, with its Series 2006-1 Supplement, dated as of June 14, 2006. The Series Supplement is attached hereto as Exhibit 4.1.

             On June 14, 2006, American Express Credit Account Master Trust issued its $835,000,000 Class A Floating Rate Asset Backed Certificates, Series 2006-1 and $75,000,000 Class B Floating Rate Asset Backed Certificates, Series 2006-1 (the "SERIES 2006-1 CERTIFICATES").

             On June 14, 2006, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, with its Series 2006-2 Supplement, dated as of June 14, 2006. The Series Supplement is attached hereto as Exhibit 4.2.

             On June 14, 2006, American Express Credit Account Master Trust issued its $437,500,000 Class A Floating Rate Asset Backed Certificates, Series 2006-2 and $27,500,000 Class B Floating Rate Asset Backed Certificates, Series 2006-2 (the "SERIES 2006-2 CERTIFICATES").


Item 9.01.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 1 and Exhibit
4.

         Exhibit 1.1   Form of Underwriting Agreement.

         Exhibit 4.1 Series 2006-1 Supplement, dated as of June 14, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

         Exhibit 4.2 Series 2006-2 Supplement, dated as of June 14, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          AMERICAN EXPRESS RECEIVABLES FINANCING
                                          CORPORATION II,
                                          as originator of the Trust and
                                          Co-Registrant and as Transferor on
                                          behalf of the Trust as Co-Registrant


                                             By:       /s/ Maureen Ryan
                                                 -------------------------------
                                             Name:     Maureen Ryan
                                             Title:    President

                                          AMERICAN EXPRESS RECEIVABLES FINANCING
                                          CORPORATION III LLC,
                                          as originator of the Trust and
                                          Co-Registrant and as Transferor on
                                          behalf of the Trust as Co-Registrant


                                             By:       /s/ Andrea J. Moss
                                                 -------------------------------
                                             Name:     Andrea J. Moss
                                             Title:    President

                                          AMERICAN EXPRESS RECEIVABLES FINANCING
                                          CORPORATION IV LLC,
                                          as originator of the Trust and
                                          Co-Registrant and as Transferor on
                                          behalf of the Trust as Co-Registrant


                                             By:       /s/ Daniel L. Follett
                                                 -------------------------------
                                             Name:     Daniel L. Follett
                                             Title:    President

                                  EXHIBIT INDEX


Exhibit             Description

Exhibit 1.1         Form of Underwriting Agreement.

Exhibit 4.1 Series 2006-1 Supplement, dated as of June 14, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2 Series 2006-2 Supplement, dated as of June 14, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).